UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2018

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5375 Medpace Way Cincinnati, Ohio	45227
(Address of Principal Executive Offices)	(Zip Code)

(513) 579-9911

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2018, Medpace Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”), and investment funds affiliated with Cinven Capital Management (V) General Partner Limited (the “Selling Shareholder”), pursuant to which the Selling Shareholder agreed to sell 4,500,000 shares of common stock of the Company (the “Shares”) to the Underwriter (the “Offering”) at a price of $54.35 per share. The Offering is expected to close on August 10, 2018, subject to customary closing conditions. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering. The Underwriting Agreement also granted the Underwriter an option for a period of 30 days to purchase up to an additional 675,000 Shares from the Selling Shareholder. The Underwriter exercised in full its option to purchase an additional 675,000 Shares from the Selling Shareholder, which is expected to close concurrently with the Offering on August 10, 2018.

The Offering was made pursuant to a previously filed Registration Statement on Form S-3 (File No. 333-220306), which was declared effective by the U.S. Securities and Exchange Commission on October 23, 2017. The Offering is being made only by means of the prospectus supplement and the accompanying prospectus.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Shareholder to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 7, 2018, by and among Medpace Holdings, Inc., the Selling Shareholder and Morgan Stanley & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

By:	/s/ Stephen P. Ewald

Name:	Stephen P. Ewald

Title:	General Counsel and Corporate Secretary

Date: August 9, 2018